Exhibit 99.1 NASDAQ: IBTX Investor Presentation September 2020Exhibit 99.1 NASDAQ: IBTX Investor Presentation September 2020

Safe Harbor Statement Cautionary Note Regarding Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could provide incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2019, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020 and June 30, 2020, and its other filings with the Securities and Exchange Commission. NASDAQ: IBTX 2Safe Harbor Statement Cautionary Note Regarding Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, assumptions, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could materialize or IBTX’s underlying assumptions could provide incorrect and affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2019, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020 and June 30, 2020, and its other filings with the Securities and Exchange Commission. NASDAQ: IBTX 2

Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for loan losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non- GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation. No Offer or Solicitation This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any offer or sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. NASDAQ: IBTX 3Safe Harbor Statement (cont.) Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. These measures and ratios include “adjusted net income,” “tangible book value,” “tangible book value per common share,” “adjusted efficiency ratio,” “tangible common equity to tangible assets,” “return on tangible common equity,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on tangible common equity,” “adjusted earnings per share,” “adjusted diluted earnings per share,” “adjusted net interest margin,” “adjusted net interest income,” “adjusted noninterest expenses” and “adjusted noninterest income” and are supplemental measures that are not required by, or are not presented in accordance with, accounting principles generally accepted in the United States. We believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however we acknowledge that our financial measures have a number of limitations relative to GAAP financial measures. Certain non-GAAP financial measures exclude items of income, expenditures, expenses, assets, or liabilities, including provisions for loan losses and the effect of goodwill, other intangible assets and income from accretion on acquired loans arising from purchase accounting adjustments, that we believe cause certain aspects of our results of operations or financial condition to be not indicative of our primary operating results. All of these items significantly impact our financial statements. Additionally, the items that we exclude in our adjustments are not necessarily consistent with the items that our peers may exclude from their results of operations and key financial measures and therefore may limit the comparability of similarly named financial measures and ratios. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non- GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures is included at the end of this presentation. No Offer or Solicitation This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any offer or sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. NASDAQ: IBTX 3

Today's Presenters David R. Brooks Chairman of the Board, CEO and President, Director • 40 years in the financial services industry; 32 years at Independent Bank • Active in community banking since the early 1980s – led the investor group that acquired Independent Bank in 1988 Michelle S. Hickox Executive Vice President, Chief Financial Officer • 30 years in the financial services industry; 8 years at Independent Bank • Formerly a Financial Services Audit Partner at RSM US LLP • Certified Public Accountant NASDAQ: IBTX 4Today's Presenters David R. Brooks Chairman of the Board, CEO and President, Director • 40 years in the financial services industry; 32 years at Independent Bank • Active in community banking since the early 1980s – led the investor group that acquired Independent Bank in 1988 Michelle S. Hickox Executive Vice President, Chief Financial Officer • 30 years in the financial services industry; 8 years at Independent Bank • Formerly a Financial Services Audit Partner at RSM US LLP • Certified Public Accountant NASDAQ: IBTX 4

NASDAQ: IBTX Franchise Overview and Investment HighlightsNASDAQ: IBTX Franchise Overview and Investment Highlights

Company Snapshot



Denver, CO

93
BRANCHES

1,485
EMPLOYEES

INDEPENDENT BANK FOUNDED IN
1988



INDEPENDENT
BANK GROUP
HEADQUARTERS
McKinney, TX

INDEPENDENT
FINANCIAL

Independent Bank Group, Inc.
NASDAQ: **IBTX**

Financial Highlights
as of and for the Quarter Ended June 30, 2020

Balance Sheet Highlights (*$ millions*)		
Total Assets	$ 16,986	
Loans Held for Investment, Excluding Mortgage Warehouse[(1)]	$ 11,690	
Mortgage Warehouse Loans	$ 904	
Total Deposits	$ 13,299	
Total Stockholders' Equity	$ 2,425	
Profitability Metrics[(2)]	**Adjusted**	**GAAP**
EPS	$ 1.14	$ 0.90
ROAA	1.20 %	0.94 %
ROTCE	14.86 %	11.71 %
Efficiency Ratio	41.71 %	51.94 %
Asset Quality Metrics[(3)]		
NPAs / Assets	0.17 %	
NPLs / Loans Held for Investment	0.23 %	
NCOs (Annualized)	0.05 %	
Capital Ratios		
Tier 1 Capital / RWA	10.60 %	
Total Capital / RWA	12.44 %	
TCE / Tangible Assets[(2)]	8.41 %	
Tier 1 Capital / Avg. Assets	8.94 %	

[(1)] LHFI includes SBA PPP loans of $823,289 at June 30, 2020.
[(2)] Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.
[(3)] Nonperforming assets, which consist of nonperforming loans, OREO and other repossessed assets, totaled $28,403. Nonperforming loans, which consist of nonaccrual loans, loans delinquent 90 days and still accruing interest, and troubled debt restructurings, and excludes loans acquired with deteriorated credit quality, totaled $26,601.

6

Demonstrated Record of Healthy and Balanced Growth

Growth in Total Assets ($ in millions)

CAGR Since 2013 (Organic): **39.0%**
CAGR Since 2013 (Total): **37.3%**

- Established history of growing assets both organically and through strategic acquisitions.
- Demonstrated expertise in integrating M&A transactions, adding $9.7 billion in acquired assets since our IPO.
- Track record of building scalable platforms for future growth.



Collin Bank
$2,164
$168
LiveOak
Bank-Houston
Houston Community Bank
Entered Houston Market
$4,133
$1,671
Grand Bank
$5,055
$620
$5,853
Carlile Bancshares
Entered Colorado Market
$8,684
$2,444
Integrity Bank
$9,850
$852
Guaranty
Expanded Colorado Platform
$14,958
$3,943
$16,986
2013
2014
2015
2016
2017
2018
2019
Q2 2020
Assets Acquired in Fiscal Year

IPO Date: **April 3, 2013**

Note: Acquired assets include impact of purchase accounting.

INDEPENDENT BANK GROUP NASDAQ: IBTX

7

Historically Strong Credit Culture



NPLs / Loans(1)
4.41%
4.15%
4.11%
3.36%
2.67%
2.07%
1.71%
1.57%
1.31%
1.12%
0.98%
1.01%
3.03%
3.43%
2.91%
2.36%
1.83%
1.44%
1.49%
1.50%
0.91%
0.68%
0.64%
0.63%
1.62%
1.89%
1.14%
0.81%
0.53%
0.32%
0.37%
0.39%
0.24%
0.16%
0.24%
0.23%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020 Q2
IBTX
U.S. Average
Texas Average



NCOs / Average Loans(2)
2.67%
2.67%
1.64%
1.13%
0.70%
0.49%
0.43%
0.46%
0.48%
0.46%
0.49%
0.54%
1.22%
1.05%
0.74%
0.39%
0.19%
0.11%
0.16%
0.28%
0.18%
0.18%
0.16%
0.31%
0.21%
0.31%
0.11%
0.06%
0.09%
0.03%
0.02%
0.12%
0.01%
0.06%
0.07%
0.05%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020 YTD
IBTX
U.S. Average
Texas Average

Source: S&P Global.
Note: Financial data as of or for the quarter ended June 30, 2020.
(1) Excludes mortgage warehouse loans.
(2) 2020 YTD numbers are annualized.

INDEPENDENT BANK GROUP NASDAQ: IBTX

8

High Growth, Diverse Markets

2020 Median Household Income[(1)]



Notable Markets
$89,567
$83,768
$82,650
$76,782
$73,009
$72,973
$71,102
$67,790
$64,224
$61,196
$52,466
United States Median: $66,010
Boulder, CO
Denver, CO
Austin, TX
Fort Collins, CO
Dallas-Fort Worth, TX
Greeley, CO
Colorado Springs, CO
Houston, TX
Granbury, TX
Sherman-Denison, TX
Waco, TX

Proj. 2020 – 2025 Population Growth[(1)]



Notable Markets
8.50%
8.33%
7.71%
7.52%
7.40%
7.33%
6.91%
6.84%
5.96%
5.90%
5.37%
United States Median: 3.27%
Austin, TX
Greeley, CO
Granbury, TX
Houston, TX
Dallas-Fort Worth, TX
Fort Collins, CO
Denver, CO
Colorado Springs, CO
Sherman-Denison, TX
Boulder, CO
Waco, TX

Notable Markets

Dallas/Ft. Worth – North Texas 39 Branches

Independent Bank was founded in North Texas in 1988, and we have since built a large presence in the Dallas/Fort Worth MSA – one of the fastest-growing MSAs in the country, and one of the strongest markets in Texas. Dallas/Fort Worth boasts a diverse economy that has benefited from a continued boom of corporate relocation activity to business-friendly Texas.

Denver – Colorado Front Range 33 Branches

The Colorado Front Range is one of the strongest and fastest-growing areas of the country. In the 2019 U.S. News & World Report ranking of the best places to live in the United States, Denver came in at No. 2, and Colorado Springs came in at No. 3. The confluence of a diverse economy and strong quality of life indicators has drawn a deep talent pool that helps position the Colorado Front Range for continued growth.

Austin – Central Texas 8 Branches

This market includes the tech hub of Austin, Texas, which U.S. News & World Report rated the No. 1 best place to live in the United States in its 2019 ranking. The market features a growing wave of corporate expansions by tech firms, as well as a thriving public sector presence.

Greater Houston 13 Branches

The Greater Houston MSA serves as a regional center for international trade, energy and manufacturing. The city is regularly ranked as one of the most diverse in the United States, and is the home to numerous universities as well as a thriving medical industry.

(1) Based on US Census data. Sorted by IBTX MSA.

INDEPENDENT BANK GROUP NASDAQ: IBTX
9

Experienced and Deep Leadership Team David R. Brooks Daniel W. Brooks Chairman, CEO & President Vice Chairman, Chief Risk Officer • 40 years in the financial services industry; 32 years • 37 years in the financial services industry; 31 years at Independent Bank at Independent Bank • Active in community banking since the early 1980s • Active in community banking since the early 1980s – led the investor group that acquired Independent Bank in 1988 Michelle S. Hickox Mark S. Haynie Chief Financial Officer General Counsel • 30 years in the financial services industry; 8 years • 37 years of experience representing community at Independent Bank banks in corporate, regulatory and securities • Formerly a Financial Services Audit Partner at RSM matters US LLP • Served as outside counsel to Independent Bank • Certified Public Accountant since 2002 • General Counsel since 2018 James C. White Michael B. Hobbs Chief Operations Officer Chief Banking Officer • 32 years in financial services; 4 years at • 25 years in financial services; joined Independent Independent Bank Bank in 2019 with the acquisition of Guaranty Bank • Prior experience as COO at Fischer & Company & Trust, where he served as President and COO at Texas Capital Bank James P. Tippit Corporate Responsibility • 14 years in financial services; 9 years at Independent Bank • Prior experience at JP Morgan in the Wealth Management Division and American Express Financial Advisors NASDAQ: IBTX 10Experienced and Deep Leadership Team David R. Brooks Daniel W. Brooks Chairman, CEO & President Vice Chairman, Chief Risk Officer • 40 years in the financial services industry; 32 years • 37 years in the financial services industry; 31 years at Independent Bank at Independent Bank • Active in community banking since the early 1980s • Active in community banking since the early 1980s – led the investor group that acquired Independent Bank in 1988 Michelle S. Hickox Mark S. Haynie Chief Financial Officer General Counsel • 30 years in the financial services industry; 8 years • 37 years of experience representing community at Independent Bank banks in corporate, regulatory and securities • Formerly a Financial Services Audit Partner at RSM matters US LLP • Served as outside counsel to Independent Bank • Certified Public Accountant since 2002 • General Counsel since 2018 James C. White Michael B. Hobbs Chief Operations Officer Chief Banking Officer • 32 years in financial services; 4 years at • 25 years in financial services; joined Independent Independent Bank Bank in 2019 with the acquisition of Guaranty Bank • Prior experience as COO at Fischer & Company & Trust, where he served as President and COO at Texas Capital Bank James P. Tippit Corporate Responsibility • 14 years in financial services; 9 years at Independent Bank • Prior experience at JP Morgan in the Wealth Management Division and American Express Financial Advisors NASDAQ: IBTX 10

Key Investor Highlights for Industry Leading Franchise – Community bank holding company with $17.0 billion in assets and 93 branches across Texas and Colorado. – Innately conservative credit culture with a demonstrated history of maintaining resilient asset quality through previous downturns, including strong NCO performance. – Highly granular loan portfolio with a small average credit size and low hold limits; only 4% of loan accounts remain in deferral due to COVID-19 as of August 31, 2020. – Loan growth driven by block-and-tackle community banking: relationship-focused lending across our footprint in Texas and Colorado. – Large insider ownership (14% of shares outstanding) aligns shareholder interests with day-to-day management and decision-making with a focus on risk management. – Asset/liability neutral interest rate risk position helps mitigate the impact of a volatile interest rate environment. – Disciplined growth both organically and through strategic acquisitions. NASDAQ: IBTX 11Key Investor Highlights for Industry Leading Franchise – Community bank holding company with $17.0 billion in assets and 93 branches across Texas and Colorado. – Innately conservative credit culture with a demonstrated history of maintaining resilient asset quality through previous downturns, including strong NCO performance. – Highly granular loan portfolio with a small average credit size and low hold limits; only 4% of loan accounts remain in deferral due to COVID-19 as of August 31, 2020. – Loan growth driven by block-and-tackle community banking: relationship-focused lending across our footprint in Texas and Colorado. – Large insider ownership (14% of shares outstanding) aligns shareholder interests with day-to-day management and decision-making with a focus on risk management. – Asset/liability neutral interest rate risk position helps mitigate the impact of a volatile interest rate environment. – Disciplined growth both organically and through strategic acquisitions. NASDAQ: IBTX 11

NASDAQ: IBTX Financial HighlightsNASDAQ: IBTX Financial Highlights

Profitability

Net Income ($mm)



$41
$39
$57
$54
$89
$77
$132
$128
$220
$193
$43
$44
$49
$39
2015
2016
2017(2)
2018
2019
Q1 2020
Q2 2020
Net Income
Adjusted Net Income(1)

Efficiency Ratio



59.71%
57.49%
54.99%
52.34%
56.13%
51.46%
52.35%
50.47%
53.01%
45.95%
51.68%
51.17%
51.94%
41.71%
2015
2016
2017(2)
2018
2019
Q1 2020
Q2 2020
Efficiency Ratio
Adjusted Efficiency Ratio(1)

Return on Average Assets



0.93%
0.88%
1.03%
0.98%
1.12%
0.96%
1.39%
1.35%
1.51%
1.32%
1.19%
1.17%
1.20%
0.94%
2015
2016
2017(2)
2018
2019
Q1 2020
Q2 2020
ROAA
Adjusted ROAA(1)

Return on Tangible Common Equity



13.96%
13.10%
15.61%
14.78%
15.65%
13.47%
17.58%
17.06%
18.85%
16.55%
13.92%
13.66%
14.86%
11.71%
2015
2016
2017(2)
2018
2019
Q1 2020
Q2 2020
ROTCE
Adjusted ROTCE(1)

(1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.
(2) The year ended December 31, 2017, includes a $5.528 million charge to re-measure deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act ("TCJA").

INDEPENDENT BANK GROUP NASDAQ: IBTX

13

Net Interest Margin

- Net interest income in Q2 2020 decreased ~$1.3 million from Q2 2019, due to both the decline in interest income and lower accretion income offset by decreased costs of interest-bearing liabilities
- Net interest margin in Q2 2020 decreased 60 bps to 3.51% from Q2 2019
- Excluding accretion income, net interest margin in Q2 2020 decreased 28 bps from Q2 2019

DRIVERS OF NIM CHANGE



4.11%
0.11%
0.75%
0.32%
0.40%
0.09%
0.09%
3.51%
Q2 2019 NIM
Cash + Securities
Loan Coupon
Loan Accretion
Core Deposits
Time Deposits
Other Borrowings
Q2 2020 NIM

ACCRETION IMPACT ON NIM



3.84%
0.12%
3.97%
0.16%
3.95%
0.36%
4.11%
0.51%
3.51%
0.19%
2017
2018
2019
Q2 2019
Q2 2020
NIM (excl. Accretion)
Accretion Income Impact

NIM, YIELDS, AND COSTS



4.94%
5.30%
5.47%
5.69%
4.69%
3.84%
3.97%
3.95%
4.11%
3.51%
1.90%
2.38%
2.71%
2.68%
2.56%
0.63%
1.16%
1.48%
1.53%
0.82%
2017
2018
2019
Q2 2019
Q2 2020
Yield on Loans
NIM
Yield on Securities
Cost of Deposits

INDEPENDENT BANK GROUP
NASDAQ: IBTX
14

Adjusted Efficiency Ratio Trends $128.0 $126.9 $ in Millions $499.6 $322.5 $70.9 $65.2 $272.7 $261.4 $189.4 $157.6 50.47% 51.46% 45.95% 47.39% 41.71% $15.9 $20.7 $65.9 $41.5 $35.9 $3.2 $3.2 $12.9 $5.7 $4.6 2017 2018 2019 Q2 2019 Q2 2020 Year Ending Quarter Ending (1) (1) Adjusted net interest income Adjusted noninterest income (1) Adjusted noninterest expense Amortization of other intangible assets (1) Adjusted efficiency ratio (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. NASDAQ: IBTX 15 15Adjusted Efficiency Ratio Trends $128.0 $126.9 $ in Millions $499.6 $322.5 $70.9 $65.2 $272.7 $261.4 $189.4 $157.6 50.47% 51.46% 45.95% 47.39% 41.71% $15.9 $20.7 $65.9 $41.5 $35.9 $3.2 $3.2 $12.9 $5.7 $4.6 2017 2018 2019 Q2 2019 Q2 2020 Year Ending Quarter Ending (1) (1) Adjusted net interest income Adjusted noninterest income (1) Adjusted noninterest expense Amortization of other intangible assets (1) Adjusted efficiency ratio (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. NASDAQ: IBTX 15 15

Loan Portfolio Growth (1) Total Loans by Year and Current Annual Trend ($ in Millions) 2017 - 2019 CAGR 33.8% 11.7% Increase $12,667 $11,652 $11,344 $7,921 $6,513 2017 2018 2019 Q2 2019 Q2 2020 Year Ending Quarter Ending Impact of Acquisitions Organic PPP Loans (1) Includes loans held for sale. NASDAQ: IBTX 16 16Loan Portfolio Growth (1) Total Loans by Year and Current Annual Trend ($ in Millions) 2017 - 2019 CAGR 33.8% 11.7% Increase $12,667 $11,652 $11,344 $7,921 $6,513 2017 2018 2019 Q2 2019 Q2 2020 Year Ending Quarter Ending Impact of Acquisitions Organic PPP Loans (1) Includes loans held for sale. NASDAQ: IBTX 16 16

Loan Portfolio Overview

LOAN COMPOSITION(1) (6/30/2020)



Construction & Development 10.8%
Owner Occupied CRE 13.6%
Agricultural 0.8%
C&I 27.0%
Non-Owner Occupied CRE 32.3%
Consumer 0.4%
1-4 Family Construction 2.9%
1-4 Family 12.2%

LOANS BY REGION (6/30/2020)



Colorado 24.8%
North Texas 43.4%
Houston 20.2%
Central Texas 11.6%

4.90%
2020 YTD Loan Yield

As of June 30, 2020

$11,690 Million
LHFI(2)

$904 Million
Mortgage Warehouse

0.23%
NPLs/LHFI

0.05%
NCOs/Avg. Loans
2020 Q2 Annualized

300.95%
Allowance/NPLs

(1) Please see following pages for Commercial Real Estate composition and Construction & Development composition.
(2) LHFI excludes mortgage warehouse purchase loans.

INDEPENDENT BANK GROUP
NASDAQ: IBTX
17

Commercial Real Estate (45.9% of total loans) CRE COMPOSITION (6/30/2020) As of June 30, 2020 Multifamily 6.9% Mixed Use (Non-Retail) 1.9% $5.8 Billion Office and Office Warehouse 25.7% CRE Loans Miscellaneous 6.5% 358% CRE / Regulatory Bank Capital $20.9 Million Restaurant 3.0% Largest CRE Loan Size Retail 25.1% Mini Storage 2.8% $1.2 Million Convenience Store 2.6% Average CRE Loan Size Church 2.1% 29.7% Owner Occupied Healthcare 6.4% Daycare/School 2.5% Hotel/Motel 6.1% Industrial 8.4% NASDAQ: IBTX 18Commercial Real Estate (45.9% of total loans) CRE COMPOSITION (6/30/2020) As of June 30, 2020 Multifamily 6.9% Mixed Use (Non-Retail) 1.9% $5.8 Billion Office and Office Warehouse 25.7% CRE Loans Miscellaneous 6.5% 358% CRE / Regulatory Bank Capital $20.9 Million Restaurant 3.0% Largest CRE Loan Size Retail 25.1% Mini Storage 2.8% $1.2 Million Convenience Store 2.6% Average CRE Loan Size Church 2.1% 29.7% Owner Occupied Healthcare 6.4% Daycare/School 2.5% Hotel/Motel 6.1% Industrial 8.4% NASDAQ: IBTX 18

Construction & Development *(13.7% of total loans)*

C&D PORTFOLIO
LOANS > $500 Thousand
(6/30/2020)



Land/Land Development 19.0%
CRE Construction 65.0%
SFR Construction 16.0%

CRE CONSTRUCTION PORTFOLIO
LOANS > $500 Thousand
(6/30/2020)



Healthcare 8.9%
Misc. Cre 25.8%
Multifamily 15.0%
Hotel/Motel 9.5%
Retail 20.4%
Office 16.9%
Industrial 3.5%

As of June 30, 2020

$1.7 Billion
C&D Portfolio Size

107%
C&D / Bank Regulatory Capital

96.5%
Loans in IBTX Markets[1]
(Loans > $500 thousand)
(Texas and Colorado)

$2.3 Million
Average Loan Size
(Loans > $500 thousand)

629
C&D Loans
(Loans > $500 thousand)

36.7%
Owner Occupied C&D Loans
(Loans > $500 thousand)

[1] As a percentage of all C&D loans.

INDEPENDENT BANK GROUP NASDAQ: IBTX

19

Retail CRE (13.1% of total loans) As of June 30, 2020 RETAIL CRE & C&D COMPOSITION LOANS > $500 Thousand $1.7 Billion 6/30/2020 Retail Loan Portfolio Size Big Box Mixed Use $19.6 Million 1.8% 10.1% Largest Retail Loan 981 Total Retail Loans Free Standing / Single Tenant 16.5% 94.7% (1) Loans in IBTX Markets Strip center (Texas and Colorado) 71.6% $1.7 Million Average Loan Size 62 Number of Loans >$5m $8.4 Million Avg. Size of Loans >$5m 54% 1.68x Weighted Average Loan To Weighted Average Debt Service Value (LTV) Coverage Ratio (DSCR) Pre-Pandemic (March 2020) Pre-Pandemic (March 2020) (1) As a percentage of all retail loans. NASDAQ: IBTX 20Retail CRE (13.1% of total loans) As of June 30, 2020 RETAIL CRE & C&D COMPOSITION LOANS > $500 Thousand $1.7 Billion 6/30/2020 Retail Loan Portfolio Size Big Box Mixed Use $19.6 Million 1.8% 10.1% Largest Retail Loan 981 Total Retail Loans Free Standing / Single Tenant 16.5% 94.7% (1) Loans in IBTX Markets Strip center (Texas and Colorado) 71.6% $1.7 Million Average Loan Size 62 Number of Loans >$5m $8.4 Million Avg. Size of Loans >$5m 54% 1.68x Weighted Average Loan To Weighted Average Debt Service Value (LTV) Coverage Ratio (DSCR) Pre-Pandemic (March 2020) Pre-Pandemic (March 2020) (1) As a percentage of all retail loans. NASDAQ: IBTX 20

Office CRE (13.1% of total loans) OFFICE CRE COMPOSITION 6/30/2020 Office/Warehouse Owner Occupied As of June 30, 2020 12.5% $1.7 Billion Total Office CRE $20.0 Million Largest Office Loan Office Non-Owner Office/Warehouse Occupied Non-Owner $1.0 Million 44.9% Occupied 22.2% Average Loan Size 33% Owner Occupied Office Owner Occupied 35% 20.4% Office/Warehouse NASDAQ: IBTX 21Office CRE (13.1% of total loans) OFFICE CRE COMPOSITION 6/30/2020 Office/Warehouse Owner Occupied As of June 30, 2020 12.5% $1.7 Billion Total Office CRE $20.0 Million Largest Office Loan Office Non-Owner Office/Warehouse Occupied Non-Owner $1.0 Million 44.9% Occupied 22.2% Average Loan Size 33% Owner Occupied Office Owner Occupied 35% 20.4% Office/Warehouse NASDAQ: IBTX 21

Hotel & Motel *(3.5% of total loans)*

- We maintain a granular book of hotel loans in our markets, the majority of which are branded, limited/select service properties in our core markets across Texas and Colorado.
- We have very limited exposure to those segments of the hotel industry that have been most impacted by the COVID-19 pandemic (i.e. resort and conference hotels).
- While we anticipate many of our hotel borrowers will need additional time to recover from pandemic-related economic dislocation, we remain encouraged by the early signs of recovery in occupancy rates.

As of June 30, 2020

$441.5 Million
Hotel & Motel Loan Portfolio Size

$5.5 Million
Average Loan Size

57.3%
Average LTV

1.78x
Weighted Average DSCR[(1)]

Hotel Loans by Type



79.4%
20.6%
CRE
Construction & Development

Hotel Loans by Property Location



40.1%
50.9%
9.0%
Texas
Colorado
Other

Hotel Loans by Product Type



14.3%
8.3%
77.4%
Full Service Brand
Limited/Selected Service Brand
Boutique/Independent

(1) Pre-pandemic (March 2020).

INDEPENDENT BANK GROUP NASDAQ: IBTX

22

Energy Lending (1.6% of total loans) As of June 30, 2020 – We have a small, conservatively-underwritten energy $207.4 Million book that is mostly underwritten in the past 2 years. Size of Energy Portfolio – Energy assets are well-diversified by basin across the 89.9% / 10.1% United States. E&P Loans / Services Loans Energy By Type 6.8% Energy Reserve / Energy Loans $ in millions 1.8% Energy Loans / Total LHFI $186.4 $21.0 E&P Services NASDAQ: IBTX 23Energy Lending (1.6% of total loans) As of June 30, 2020 – We have a small, conservatively-underwritten energy $207.4 Million book that is mostly underwritten in the past 2 years. Size of Energy Portfolio – Energy assets are well-diversified by basin across the 89.9% / 10.1% United States. E&P Loans / Services Loans Energy By Type 6.8% Energy Reserve / Energy Loans $ in millions 1.8% Energy Loans / Total LHFI $186.4 $21.0 E&P Services NASDAQ: IBTX 23

Loan Deferral Update *(as of August 31, 2020)*

- As of August 31, 2020, 4% of our loan accounts[1] remain in deferral:
  - 3% of our loan accounts[1] remain in their 1st deferral granted
  - 1% of our loan accounts[1] have been granted a 2nd deferral, or have a 2nd deferral pending
- **The majority of loans in 2nd deferral are making interest-only payments**
- **Most borrowers in 2nd deferral with full payment deferrals have been asked to provide additional enhancements (i.e. payment reserves)**
- As anticipated, the number of deferrals continues to trend downward, with hotel loans remaining as the largest category of loans still in deferral

4%
Number of Loan Accounts **Remaining in Deferral**[1]

3%
Number of Loan Accounts **Remaining in 1st Deferral**[1]

1%
Number of Loan Accounts w/ **2nd Deferral Granted/Pending**[1]

Detail on Remaining Deferrals

As of August 31, 2020 *$ in thousands*	$ Remaining on 1st Deferral[2]	$ Granted/Pending 2nd Deferral	Total $ on Any Deferral	% of Category Balance[3] Remaining on 1st Deferral	% of Category Balance[3] Granted/Pending 2nd Deferral
Hotel Loans	$161,305	$115,295	**$276,600**	**36.5%**	**26.1%**
Retail Loans	151,002	47,643	**198,645**	**9.1%**	**2.9%**
Office Loans	85,104	23,248	**108,352**	**5.1%**	**1.4%**
Other CRE Loans	106,063	158,704	**264,767**	**5.2%**	**7.7%**
C&I Loans	51,429	31,370	**82,799**	**1.5%**	**0.9%**
Other Loans	116,721	9,101	**125,822**	**3.5%**	**0.3%**
Total Loans	**$671,624**	**$385,361**	**$1,056,985**	**5.3%**	**3.1%**

(1) Total number of loan accounts excludes PPP loan accounts.
(2) Includes loans whose deferral period has expired, but where payment has not yet been due, received and/or processed. Includes loans that were granted original 6 month deferrals.
(3) Category balance as of 6/30/2020.

INDEPENDENT BANK GROUP NASDAQ: IBTX

24

Provision & Charge-offs $23,121 $ in Thousands NCO’s / (1)(2) Avg. LHFI 0.01% 0.06% 0.07% 0.01% 0.21% 0.02% 0.05% 0.05% $14,805 $8,146 $5,861 $9,860 $8,381 $8,265 $5,233 $4,739 $4,460 $1,439 $1,469 $1,609 $169 $454 $595 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 2017 2018 2019 Year Ending Quarter Ending Provision Expense Net Charge-offs (1) LHFI excludes mortgage warehouse loans. (2) Quarterly metric annualized. NASDAQ: IBTX 25 25Provision & Charge-offs $23,121 $ in Thousands NCO’s / (1)(2) Avg. LHFI 0.01% 0.06% 0.07% 0.01% 0.21% 0.02% 0.05% 0.05% $14,805 $8,146 $5,861 $9,860 $8,381 $8,265 $5,233 $4,739 $4,460 $1,439 $1,469 $1,609 $169 $454 $595 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 2017 2018 2019 Year Ending Quarter Ending Provision Expense Net Charge-offs (1) LHFI excludes mortgage warehouse loans. (2) Quarterly metric annualized. NASDAQ: IBTX 25 25

Loans Past Due and Classified Loans $ in Thousands (1) Loans 30 – 89 Days Past Due Classified Loans $26,908 $137,177 $22,488 $114,296 $15,639 $73,382 0.34% $56,544 1.09% 0.98% 0.24% 0.93% 0.87% 0.19% $7,228 0.06% 2017 2018 2019 Q2 2020 2017 2018 2019 Q2 2020 30-89 DPD % of LHFI Classified Loans % of LHFI (1) Includes all 30 – 89 days past due acquired PCI loans. NASDAQ: IBTX 26 26Loans Past Due and Classified Loans $ in Thousands (1) Loans 30 – 89 Days Past Due Classified Loans $26,908 $137,177 $22,488 $114,296 $15,639 $73,382 0.34% $56,544 1.09% 0.98% 0.24% 0.93% 0.87% 0.19% $7,228 0.06% 2017 2018 2019 Q2 2020 2017 2018 2019 Q2 2020 30-89 DPD % of LHFI Classified Loans % of LHFI (1) Includes all 30 – 89 days past due acquired PCI loans. NASDAQ: IBTX 26 26

Loan Loss Coverage



IBTX Allowance For Credit Losses
as of 6/30/2020
Illustrative Retrospective Impact of CECL Adoption
~$58 million
$22 million
$80.1 million
0.68% of LHFI
(Excluding Mortgage Warehouse Loans)
$80.1 million
6/30/2020 ALLL
As of 6/30/2020
Estimated Retrospective Adoption of CECL
Loan Loss Reserve
PCD Credit Mark
Est. CECL Day 1 Impact

- IBTX deferred CECL adoption as provided under the CARES Act until the earlier of December 31, 2020, or the termination of the President's national emergency declaration, with a retrospective effective date of January 1, 2020.
- Current anticipated "Day One", January 1, 2020, impact from the adoption of CECL is estimated to boost reserves to approximately 1.37% of loans held for investment (excluding mortgage warehouse loans):

~$160 Million
~1.37% of LHFI
(Excluding Mortgage Warehouse Loans)

- This illustration excludes additional provision expense to be taken in future 2020 quarters and any changes to Purchase Credit Deteriorated (PCD) credit marks.

INDEPENDENT BANK GROUP
NASDAQ: IBTX
27

Deposit Mix & Pricing DEPOSIT MIX DEPOSIT GROWTH VS. 6/30/2020 AVERAGE RATE $13,299 IRAs 0.6% $11,941 Noninterest-Bearing Demand 30.0% CDs < $100k CDs > $100k 1.9% 6.1% 1.08% Brokered CDs $7,738 0.4% 0.83% $6,633 0.76% Interest-Bearing Money Market Checking 18.2% 26.8% 0.46% Public Funds 11.3% Savings 2017 2018 2019 Q2 2020 4.7% Period Ending Deposits Average YTD Rate(1) 2020 YTD Average Rate for Interest-bearing deposits: 1.05% (1) Average rate for total deposits. NASDAQ: IBTX 28 28Deposit Mix & Pricing DEPOSIT MIX DEPOSIT GROWTH VS. 6/30/2020 AVERAGE RATE $13,299 IRAs 0.6% $11,941 Noninterest-Bearing Demand 30.0% CDs < $100k CDs > $100k 1.9% 6.1% 1.08% Brokered CDs $7,738 0.4% 0.83% $6,633 0.76% Interest-Bearing Money Market Checking 18.2% 26.8% 0.46% Public Funds 11.3% Savings 2017 2018 2019 Q2 2020 4.7% Period Ending Deposits Average YTD Rate(1) 2020 YTD Average Rate for Interest-bearing deposits: 1.05% (1) Average rate for total deposits. NASDAQ: IBTX 28 28

Securities Portfolio As of June 30, 2020: Our investment portfolio consists of a diversified mix of liquid, low-risk 2.6% securities designed to help augment the bank’s liquidity position and Yield manage interest rate risk toward our target “net neutral” position. 3.71 Duration (1) INVESTMENT PORTFOLIO COMPOSITION 6/30/2020 6.2% U.S. Treasury Securities of Total Assets 4.8% CRA 0.1% Agency Securities $1.0 Billion 14.9% Corporates Portfolio Size 1.0% Taxable Municipals 2.4% Mortgage-Backed Securities Tax-Exempt 43.5% Municipals 33.3% (1) Amounts do not add to 100% due to rounding. NASDAQ: IBTX 29Securities Portfolio As of June 30, 2020: Our investment portfolio consists of a diversified mix of liquid, low-risk 2.6% securities designed to help augment the bank’s liquidity position and Yield manage interest rate risk toward our target “net neutral” position. 3.71 Duration (1) INVESTMENT PORTFOLIO COMPOSITION 6/30/2020 6.2% U.S. Treasury Securities of Total Assets 4.8% CRA 0.1% Agency Securities $1.0 Billion 14.9% Corporates Portfolio Size 1.0% Taxable Municipals 2.4% Mortgage-Backed Securities Tax-Exempt 43.5% Municipals 33.3% (1) Amounts do not add to 100% due to rounding. NASDAQ: IBTX 29

Interest Rate Sensitivity The following table shows the forecasted impact to our net interest income given different interest rate shocks. As of 6/30/2020 % Change in Projected Interest Rate Scenario Net Interest Income +200 bps 3.67% +100 bps 1.93% (1) - Base Case -100 bps (3.80%) (1) Base case assumes static balance sheet as of 6/30/2020. NASDAQ: IBTX 30Interest Rate Sensitivity The following table shows the forecasted impact to our net interest income given different interest rate shocks. As of 6/30/2020 % Change in Projected Interest Rate Scenario Net Interest Income +200 bps 3.67% +100 bps 1.93% (1) - Base Case -100 bps (3.80%) (1) Base case assumes static balance sheet as of 6/30/2020. NASDAQ: IBTX 30

Consolidated Capital 12.58% 12.56% 12.44% 12.05% 11.83% 11.38% 10.60% 10.41% 10.38% 10.19% 10.05% 10.17% 10.05% 9.95% 9.76% 9.61% 9.57% 9.32% 9.67% 8.94% 8.92% 9.24% 8.55% 8.98% 8.94% 8.41% 8.20% 8.37% 7.82% 7.17% 2016 2017 2018 2019 Q1 2020 Q2 2020 Period Ending Common Equity Tier 1 to Risk-Weighted Assets Tier 1 Capital to Average Assets Total Capital to Risk-Weighted Assets Tangible Common Equity to Tangible Assets(1) Tier 1 Capital to Risk-Weighted Assets (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. NASDAQ: IBTX 31Consolidated Capital 12.58% 12.56% 12.44% 12.05% 11.83% 11.38% 10.60% 10.41% 10.38% 10.19% 10.05% 10.17% 10.05% 9.95% 9.76% 9.61% 9.57% 9.32% 9.67% 8.94% 8.92% 9.24% 8.55% 8.98% 8.94% 8.41% 8.20% 8.37% 7.82% 7.17% 2016 2017 2018 2019 Q1 2020 Q2 2020 Period Ending Common Equity Tier 1 to Risk-Weighted Assets Tier 1 Capital to Average Assets Total Capital to Risk-Weighted Assets Tangible Common Equity to Tangible Assets(1) Tier 1 Capital to Risk-Weighted Assets (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. NASDAQ: IBTX 31

NASDAQ: IBTX AppendixNASDAQ: IBTX Appendix

Historical Interest Coverage FY 2016 FY 2017 FY 2018 FY 2019 Q2 2020 Investment in bank subsidiary $ 7 89,708 $ 1,476,890 $ 1,759,660 $ 2,588,267 $ 2 ,651,897 Consolidated equity 6 72,365 1 ,336,018 1,606,433 2,339,773 2 ,424,960 Double leverage ratio 117% 111% 110% 111% 109% Interest Coverage Earnings: Income from continuing operations before taxes $ 80,131 $ 1 21,687 $ 159,997 $ 246,264 $ 47,596 (+) Interest on FHLB Advances 4,119 5,858 10,264 10,173 1,289 (+) Interest on Other Borrowings and Repurchase Agreements 5,428 6,898 8,398 11,590 2,685 (+) Interest on Existing Subordinated Debentures 621 1,162 1,609 3,028 568 Earnings (including deposit interest expense) 90,299 135,605 180,268 271,055 52,138 A (+) Interest on deposits 16,075 28,518 6 0,767 1 23,384 18,327 B Earnings (excluding deposit interest expense) $ 106,374 $ 1 64,123 $ 2 41,035 $ 394,439 $ 70,465 Interest Expense: Interest on FHLB Advances $ 4,119 $ 5,858 $ 10,264 $ 10,173 $ 1,289 Interest on Other Borrowings and Repurchase Agreements 5,428 6,898 8,398 11,590 2,685 Interest on Existing Subordinated Debentures 621 1,162 1,609 3,028 568 Interest expense, excluding interest on deposits 10,168 13,918 20,271 24,791 4,542 C Interest on deposits 16,075 28,518 60,767 123,384 18,327 Interest expense, including interest on deposits $ 26,243 $ 42,436 $ 81,038 $ 148,175 $ 22,869 D Interest coverage (excluding deposit interest expense) - A / C 8.9x 9.7x 8.9x 10.9x 11.5x Interest coverage (including deposit interest expense) - B / D 4.1x 3.9x 3.0x 2.7x 3.1x NASDAQ: IBTX 33Historical Interest Coverage FY 2016 FY 2017 FY 2018 FY 2019 Q2 2020 Investment in bank subsidiary $ 7 89,708 $ 1,476,890 $ 1,759,660 $ 2,588,267 $ 2 ,651,897 Consolidated equity 6 72,365 1 ,336,018 1,606,433 2,339,773 2 ,424,960 Double leverage ratio 117% 111% 110% 111% 109% Interest Coverage Earnings: Income from continuing operations before taxes $ 80,131 $ 1 21,687 $ 159,997 $ 246,264 $ 47,596 (+) Interest on FHLB Advances 4,119 5,858 10,264 10,173 1,289 (+) Interest on Other Borrowings and Repurchase Agreements 5,428 6,898 8,398 11,590 2,685 (+) Interest on Existing Subordinated Debentures 621 1,162 1,609 3,028 568 Earnings (including deposit interest expense) 90,299 135,605 180,268 271,055 52,138 A (+) Interest on deposits 16,075 28,518 6 0,767 1 23,384 18,327 B Earnings (excluding deposit interest expense) $ 106,374 $ 1 64,123 $ 2 41,035 $ 394,439 $ 70,465 Interest Expense: Interest on FHLB Advances $ 4,119 $ 5,858 $ 10,264 $ 10,173 $ 1,289 Interest on Other Borrowings and Repurchase Agreements 5,428 6,898 8,398 11,590 2,685 Interest on Existing Subordinated Debentures 621 1,162 1,609 3,028 568 Interest expense, excluding interest on deposits 10,168 13,918 20,271 24,791 4,542 C Interest on deposits 16,075 28,518 60,767 123,384 18,327 Interest expense, including interest on deposits $ 26,243 $ 42,436 $ 81,038 $ 148,175 $ 22,869 D Interest coverage (excluding deposit interest expense) - A / C 8.9x 9.7x 8.9x 10.9x 11.5x Interest coverage (including deposit interest expense) - B / D 4.1x 3.9x 3.0x 2.7x 3.1x NASDAQ: IBTX 33

Kroll Rating as of September 2, 2020

Entity	Type	Rating[1]	Outlook
Independent Bank Group, Inc.			
	Senior Unsecured Debt	BBB+	Stable
	Subordinated Unsecured Debt	BBB	Stable
	Short-Term Debt	K2	N/A
Independent Bank			
	Deposit	A-	Stable
	Senior Unsecured Debt	A-	Stable
	Subordinated Unsecured Debt	BBB+	Stable
	Short-Term Deposit	K2	N/A
	Short-Term Debt	K2	N/A

Source: Kroll Bond Rating Agency.
(1) Kroll Ratings Scale: https://www.krollbondratings.com/ratings/methodologies/rating-scales.

INDEPENDENT BANK GROUP NASDAQ: IBTX

34

2020 Q2 Results (1) GAAP Adjusted For the quarter ended June 30, 2020, the Company reported: $0.90 $1.14 EPS Adj. EPS – Net income of $38.7 million, or $0.90 per diluted share, and adjusted (non-GAAP) net income of $49.1 million, $38.7 Million $49.1 Million (1) Net Income Adj. Net Income or $1.14 per diluted share 51.94% 41.71% – Significant deposit growth of 28.3%, annualized, Efficiency Ratio Adj. Eff. Ratio excluding PPP deposits 28.3% – Nonperforming assets continue to be minimal at 0.17% Deposit Growth of total assets (excluding PPP) – Added an additional $23.1 million to the allowance for 0.17% loan losses to provide for economic risk NPAs/Total Assets (excluding PPP & warehouse) (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. NASDAQ: IBTX 352020 Q2 Results (1) GAAP Adjusted For the quarter ended June 30, 2020, the Company reported: $0.90 $1.14 EPS Adj. EPS – Net income of $38.7 million, or $0.90 per diluted share, and adjusted (non-GAAP) net income of $49.1 million, $38.7 Million $49.1 Million (1) Net Income Adj. Net Income or $1.14 per diluted share 51.94% 41.71% – Significant deposit growth of 28.3%, annualized, Efficiency Ratio Adj. Eff. Ratio excluding PPP deposits 28.3% – Nonperforming assets continue to be minimal at 0.17% Deposit Growth of total assets (excluding PPP) – Added an additional $23.1 million to the allowance for 0.17% loan losses to provide for economic risk NPAs/Total Assets (excluding PPP & warehouse) (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. NASDAQ: IBTX 35

2020 Q2 Selected Financials

$ in thousands, except per share data	As of and for the Quarter Ended				
Selected Balance Sheet Data	June 30, 2020	March 31, 2020	June 30, 2019	Linked Quarter Change	Annual Change
Total Assets	$ 16,986,025	$ 15,573,868	$ 14,708,922	9.1 %	15.5 %
LHFI, Excluding Mortgage Warehouse Loans[(1)]	11,690,356	11,020,920	10,784,041	6.1 %	8.4 %
Mortgage Warehouse Loans	903,630	796,609	453,492	13.4 %	99.3 %
Total Deposits	13,299,035	11,882,766	11,530,587	11.9 %	15.3 %
Total Borrowings (Other Than Junior Subordinated Debentures)	1,116,462	1,152,860	792,534	(3.2)%	40.9 %
Total Stockholders' Equity	2,424,960	2,386,285	2,249,342	1.6 %	7.8 %
Selected Earnings and Profitability Data					
Net Interest Income	$ 128,372	$ 123,241	$ 129,643	4.2 %	(1.0)%
Net Interest Margin	3.51 %	3.76 %	4.11 %	(6.6)%	(14.6)%
Adjusted Net Interest Margin[(2)]	3.50 %	3.73 %	4.03 %	(6.2)%	(13.2)%
Noninterest Income	$ 25,375	$ 14,511	$ 16,199	74.9 %	56.6 %
Noninterest Expense	83,030	74,368	77,978	11.6 %	6.5 %
Net Income	38,693	44,167	49,736	(12.4)%	(22.2)%
Adjusted Net Income[(3)]	49,076	43,354	52,928	13.2 %	(7.3)%
Basic EPS	0.90	1.03	1.15	(12.6)%	(21.7)%
Adjusted Basic EPS[(3)]	1.14	1.01	1.22	12.9 %	(6.6)%
Diluted EPS	0.90	1.03	1.15	(12.6)%	(21.7)%
Adjusted Diluted EPS[(3)]	1.14	1.01	1.22	12.9 %	(6.6)%
Return on Average Assets	0.94 %	1.19 %	1.39 %	(21.0)%	(32.4)%
Adjusted Return on Average Assets[(3)]	1.20 %	1.17 %	1.47 %	2.6 %	(18.4)%

[(1)] LHFI includes SBA PPP loans of $823,289 at June 30, 2020.
[(2)] Adjusted (non-GAAP) net interest margin, excludes unexpected income recognized on credit impaired acquired loans of $354, $982, and $2,695 respectively.
[(3)] Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

INDEPENDENT BANK GROUP
NASDAQ: IBTX
36

APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods

($ in thousands except per share data)		As of and for the Quarter Ended June 30, 2020	March 31, 2020	June 30, 2019
Net Interest Income - Reported	(a)	$128,372	$123,241	$129,643
Unexpected income recognized on credit impaired acquired loans		(354)	(982)	(2,695)
Adjusted Net Interest Income	(b)	128,018	122,259	126,948
Provision Expense - Reported	(c)	23,121	8,381	4,739
Noninterest Income - Reported	(d)	25,375	14,511	16,199
(Gain) loss on sale of loans		(689)	42	—
Gain on sale of other real estate		(12)	(25)	(312)
Gain on sale of securities available for sale		(26)	(356)	(20)
(Gain) loss on sale and disposal of premises and equipment		(340)	63	279
Recoveries on loans charged off prior to acquisition		(3,640)	(84)	(258)
Adjusted Noninterest Income	(e)	20,668	14,151	15,888
Noninterest Expense - Reported	(f)	83,030	74,368	77,978
OREO impairment		(738)	—	(988)
Impairment of assets		—	(126)	—
COVID-19 expense		(1,451)	(262)	—
Acquisition expense		(15,644)	(1,008)	(6,069)
Adjusted Noninterest Expense	(g)	65,197	72,972	70,921
Income Tax Expense - Reported	(h)	8,903	10,836	13,389
Net Income - Reported	(a) - (c) + (d) - (f) - (h) = (i)	$38,693	$44,167	$49,736
Adjusted Net Income (1)	(b) - (c) + (e) - (g) = (j)	$49,076	$43,354	$52,928
Average shares for basic EPS	(k)	43,041,660	43,011,496	43,331,988
Average shares for diluted EPS	(l)	43,177,986	43,020,055	43,331,988
Reported Basic EPS	(i) / (k)	$0.90	$1.03	$1.15
Reported Diluted EPS	(i) / (l)	$0.90	$1.03	$1.15
Adjusted Basic EPS	(j) / (k)	$1.14	$1.01	$1.22
Adjusted Diluted EPS	(j) / (l)	$1.14	$1.01	$1.22
EFFICIENCY RATIO				
Amortization of other intangible assets	(m)	$3,175	$3,176	$3,235
Reported Efficiency Ratio	(f - m) / (a + d)	51.94%	51.68%	51.25%
Adjusted Efficiency Ratio	(g - m) / (b + e)	41.71%	51.17%	47.39%
PROFITABILITY (2)				
Total Average Assets	(n)	$16,485,556	$14,965,628	$14,397,852
Total Average Stockholders Common Equity	(o)	$2,418,038	$2,369,225	$2,241,512
Total Average Tangible Common Equity (3)	(p)	$1,328,568	$1,276,545	$1,138,340
Reported Return on Average Assets	(i) / (n)	0.94%	1.19%	1.39%
Reported Return on Average Common Equity	(i) / (o)	6.44%	7.50%	8.90%
Reported Return on Average Common Tangible	(i) / (p)	11.71%	13.92%	17.52%
Adjusted Return on Average Assets	(j) / (n)	1.20%	1.17%	1.47%
Adjusted Return on Average Common Equity	(j) / (o)	8.16%	7.36%	9.47%
Adjusted Return on Tangible Common Equity	(j) / (p)	14.86%	13.66%	18.65%

(1) Assumes an adjusted effective tax rate of 18.7%, 21.3% and 21.2%, for the quarters ended June 30, 2020, March 31, 2020 and June 30, 2019, respectively.
(2) Annualized.
(3) Excludes average balance of goodwill and net other intangible assets.

37

APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods

		For the Year Ended December 31,				
($ in thousands except per share data)		2019	2018	2017	2016	2015
Net Interest Income - Reported	(a)	$504,757	$326,252	$265,478	$183,806	$154,098
Unexpected income recognized on credit impaired acquired loans		(5,120)	(3,711)	(4,063)	(1,765)	(1,272)
Adjusted Net Interest Income	(b)	499,637	322,541	261,415	182,041	152,826
Provision Expense - Reported	(c)	14,805	9,860	8,265	9,440	9,231
Noninterest Income - Reported	(d)	78,176	42,224	41,287	19,555	16,128
Gain on sale of loans		(6,779)	—	(351)	—	(116)
(Gain) loss on sale of branch		(1,549)	—	(2,917)	43	—
Gain on sale of trust business		(1,319)	—	—	—	—
Gain on sale of other real estate		(875)	(269)	(850)	(62)	(290)
(Gain) loss on sale of securities available for sale		(275)	581	(124)	(4)	(134)
Loss (gain) on sale and disposal of premises and equipment		585	(123)	21	(32)	358
Recoveries on loans charged off prior to acquisition		(2,101)	(962)	(1,182)	—	—
Adjusted Noninterest Income	(e)	65,863	41,451	35,884	19,500	15,946
Noninterest Expense - Reported	(f)	321,864	198,619	176,813	113,790	103,198
Separation expense		(3,421)	—	—	(2,575)	—
OREO impairment		(1,801)	(85)	(1,412)	(106)	(35)
IPO related stock grants		—	(136)	(508)	(543)	(624)
Impairment of assets		(1,173)	—	—	—	—
Acquisition expense		(42,744)	(8,958)	(17,259)	(3,121)	(3,954)
Adjusted Noninterest Expense	(g)	272,725	189,440	157,634	107,445	98,585
Income Tax Expense - Reported	(h)	53,528	31,738	45,175	26,591	19,011
Net Income - Reported	(a) - (c) + (d) - (f) - (h) = (i)	$192,736	$128,259	$76,512	$53,540	$38,786
Adjusted Net Income (1)	(b) - (c) + (e) - (g) = (j)	$219,582	$132,183	$88,878	$56,563	$41,056
Average shares for basic EPS	(k)	43,245,418	29,599,119	25,636,292	18,501,663	17,321,513
Average shares for diluted EPS	(l)	43,245,418	29,599,119	25,742,362	18,588,309	17,406,108
Reported Basic EPS	(i) / (k)	$4.46	$4.33	$2.98	$2.89	$2.23
Reported Diluted EPS	(i) / (l)	$4.46	$4.33	$2.97	$2.88	$2.21
Adjusted Basic EPS	(j) / (k)	$5.08	$4.47	$3.47	$3.06	$2.37
Adjusted Diluted EPS	(j) / (l)	$5.08	$4.47	$3.45	$3.04	$2.36
EFFICIENCY RATIO						
Amortization of other intangible assets	(m)	$12,880	$5,739	$4,639	$1,964	$1,555
Reported Efficiency Ratio	(f - m) / (a + d)	53.01%	52.35%	56.13%	54.99%	59.71%
Adjusted Efficiency Ratio	(g - m) / (b + e)	45.95%	50.47%	51.46%	52.34%	57.49%
PROFITABILITY						
Total Average Assets	(n)	$14,555,315	$9,478,934	$7,966,421	$5,469,542	$4,395,552
Total Average Stockholders Common Equity	(o)	$2,267,103	$1,476,688	$1,139,573	$635,864	$540,489
Total Average Tangible Common Equity (2)	(p)	$1,164,915	$751,911	$568,071	$362,287	$294,133
Reported Return on Average Assets	(i) / (n)	1.32%	1.35%	0.96%	0.98%	0.88%
Reported Return on Average Common Equity (3)	(i) / (o)	8.50%	8.69%	6.71%	8.42%	7.13%
Reported Return on Average Common Tangible (3)	(i) / (p)	16.55%	17.06%	13.47%	14.78%	13.10%
Adjusted Return on Average Assets	(j) / (n)	1.51%	1.39%	1.12%	1.03%	0.93%
Adjusted Return on Average Common Equity (3)	(j) / (o)	9.69%	8.95%	7.80%	8.90%	7.60%
Adjusted Return on Tangible Common Equity (3)	(j) / (p)	18.85%	17.58%	15.65%	15.61%	13.96%

(1) Assumes an adjusted effective tax rate of 21.0%, 19.7%, 32.4%, 33.2%, and 32.6% for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.
(2) Excludes average balance of goodwill and net other intangible assets and preferred stock.
(3) 2015 net income adjusted to exclude 2015 YTD preferred stock dividend of $240.

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APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods

($ in thousands, except per share information)	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Tangible Common Equity					
Total common stockholders equity	$2,424,960	$2,386,285	$2,339,773	$2,298,932	$2,249,342
Adjustments:					
Goodwill	(994,021)	(994,021)	(994,021)	(994,021)	(994,097)
Other intangible assets, net	(94,390)	(97,565)	(100,741)	(106,855)	(110,090)
Tangible Common Equity	**$1,336,549**	**$1,294,699**	**$1,245,011**	**$1,198,056**	**$1,145,155**
Tangible Assets					
Total Assets	$16,986,025	$15,573,868	$14,958,207	$14,959,127	$14,708,922
Adjustments:					
Goodwill	(994,021)	(994,021)	(994,021)	(994,021)	(994,097)
Other intangible assets, net	(94,390)	(97,565)	(100,741)	(106,855)	(110,090)
Tangible Assets	**$15,897,614**	**$14,482,282**	**$13,863,445**	**$13,858,251**	**$13,604,735**
Common shares outstanding	43,041,119	43,041,776	42,950,228	42,952,642	42,953,818
Tangible Common Equity To Tangible Assets	**8.41%**	**8.94%**	**8.98%**	**8.65%**	**8.42%**
Book value per common share	$56.34	$55.44	$54.48	$53.52	$52.37
Tangible book value per common share	**$31.05**	**$30.08**	**$28.99**	**$27.89**	**$26.66**

39

APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods

($ in thousands, except per share information)	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Tangible Common Equity					
Total common stockholders equity	$2,339,773	$1,606,433	$1,336,018	$672,365	$603,371
Adjustments:					
Goodwill	(994,021)	(721,797)	(621,458)	(258,319)	(258,643)
Other intangible assets, net	(100,741)	(45,042)	(43,244)	(14,177)	(16,357)
Tangible Common Equity	**$1,245,011**	**$839,594**	**$671,316**	**$399,869**	**$328,371**
Tangible Assets					
Total Assets	$14,958,207	$9,849,965	$8,684,463	$5,852,801	$5,055,000
Adjustments:					
Goodwill	(994,021)	(721,797)	(621,458)	(258,319)	(258,643)
Other intangible assets, net	(100,741)	(45,042)	(43,244)	(14,177)	(16,357)
Tangible Assets	**$13,863,445**	**$9,083,126**	**$8,019,761**	**$5,580,305**	**$4,780,000**
Common shares outstanding	42,950,228	30,600,582	28,254,893	18,870,312	18,399,194
Tangible Common Equity To Tangible Assets	**8.98%**	**9.24%**	**8.37%**	**7.17%**	**6.87%**
Book value per common share	$54.48	$52.50	$47.28	$35.63	$32.79
Tangible book value per common share	**$28.99**	**$27.44**	**$23.76**	**$21.19**	**$17.85**

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